     SunTrust Robinson Humphrey
Financial Services Unconference
Presentation by: George M. Lee, CEO
May 23, 2007

Forward-Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements describe MetroCorp’s future plans, projections, strategies and
expectations, are based on assumptions and involve a
number of risks and uncertainties, many of which are beyond
MetroCorp’s control.  Actual results could differ materially from
those projected due to changes in interest rates, competition
in the industry, changes in local and national economic
conditions and various other factors.  Additional information
concerning such factors that could affect MetroCorp is
contained in MetroCorp’s filings with the SEC.

Strategic Transformation of MetroCorp

Market Footprint

Source:  U.S. Census,
estimate 2004
Texas’ Asian Population about 17% of
California
Asian Population in California & Texas

Asian Population in Texas 2000-2004

Asian Population in California

San Mateo Regional
Headquarters
San Francisco
 Van Ness
Alhambra Branch
Executive Offices
City of Industry
L.A. #2 Branch
City of Industry
Irvine Branch
San Diego
    Clairemont Mesa
Metro United Bank Locations

Houston, TX
Dallas, TX
MetroBank Locations

Representative Office in China
XIAMEN

*Source: 2005 Annual Statistic Report of Xiamen's Economical and Social Development published by the Xiamen CityGovernment.
Xiamen – Important Foreign Trade Port
Overview of Xiamen
- One of the four Special Economic Zones
Gross Area Production
- GAP achieved sustained annual growth rate of 15% for 5 years
in a row*
Key Industries
- Electronics, Machinery and Chemicals
Foreign Trade
- Total foreign trade was $28 billion in 2005*
( $17 billion exports, up 24%; $11 billion imports, up 12%)
Foreign Investment
- Thirty-five Fortune 500 companies have invested in Xiamen*

Metro Office
City View - Xiamen

Financial Results

* Adjusted for stock split in 2006
Earnings Per Share – Diluted

Asset Growth
$ in
Millions

Total Loan Growth
$ in
Millions

Deposit Growth
$ in
Millions

Total Loans To Deposits
Ratio

Nonperforming Assets
$ in 000’s

Allowance to Nonperforming Loans
$ in 000’s

Allowance For Loan Losses
$ in 000’s

            MetroCorp Bancshares, Inc.
                             vs.
                      Peer Banks

                       1998 - 2006

(in millions)
Total Assets

(in millions)
Source:  Annual 10-Ks
Total Assets Acquired

(in millions)
Source:  Calculated from Annual 10-Ks &
10Qs
Organic Growth (Contraction)

Source:  Calculated from 10-Ks
Asset Composition YE 2006

(in millions)
Source:  Annual 10-Ks & 10Qs
Total Equity

Source:  Calculated from Annual 10-Ks
Equity Annual Growth Rate

Source:  Annual 10-Ks & 10Qs
Equity Composition YE 2006

Stock Price Growth Rates

Efficiency + Competitive Edge

Good to Great-Metro Objective
  Core Competency
  Competitive Edge
  Market Expansion
  Efficiency & Financial Results

Thank you

MetroCorp

BANCSHARES, INC.


Strengthening Our Platform
2004-2006
Below -> Average
Growing Our Platform
2007-2009
Average -> Good
Good
To
Great
2010-2012
Good -> Great
Harvesting From Our Platform


Texas
California
Building
Market
Synergy
Greater China



4,756,181

797,325

	2000	2004 *
Houston-Galveston	228,212	324,061
Dallas-Fort Worth	195,480	277,582
Austin-San Marcos	44,029	65,521
San Antonio	23,667	33,607

*Regional population extrapolation from 2004 total state Census estimates

	2000	2004
Total Texas	**562,319**	**797,325**

42% Growth



Source: U.S. Bureau of the Census, Census 2000, Census 2004 estimate

	2000	2004
San Francisco	1,256,258	1,396,565
Los Angeles	1,661,456	1,898,205
San Diego	386,973	476,773



Source: U.S. Bureau of the Census, Census 2000, Census 2004 estimate



Crescent City
Alturas
Weed
Burney
Eureka
Susanville
Red Bluff
Quincy
Chico
Fort Bragg
Oroville
Tahoe City
Auburn
Point Arena
Sacramento
Santa Rosa
Berkley
Oakland
Sonora
Modesto
Yosemite
San Francisco
San Jose
Bishop
Santa Cruz
Salinas
Fresno
Lone Pine
Death Valley
Bakersfield
Santa Maria
Mojave
Needles
Santa Barbara
San Bernadino
Los Angeles
Santa Monica
Santa Ana
Long Beach
Palm Springs
Oceanside
Escondido
San Diego


Humble
Jersey Village
HOUSTON
Spring Valley
Bellaire
Pasadena
Sugar Land
Stafford
Clear Lake


DALLAS





Earnings
Expansion
Balance Growth
Quality



CAGR: 47.5%
$1.60
$1.20
$0.80
$0.40
$0.00
$0.38
$0.79
$0.98
$1.22
$0.28
*2003
*2004
*2005
2006
Q1-07



CAGR: 13.5%
$867
$914
$1,120
$1,260
$1,270
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
2003
2004
2005
2006
Q1-07



CAGR: 16.8%
$557
$595
$771
$887
$1,006
$1,100
$1,000
$900
$800
$700
$600
$500
$400
2003
2004
2005
2006
Q1-07



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
CAGR: 14.3%
$725
$755
$962
$1,082
$1,091
2003
2004
2005
2006
Q1-07



100%
80%
60%
76.8%
78.8%
80.1%
82.0%
92.3%
2003
2004
2005
2006
Q1-07



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$24,968
$15,219
$17,294
$9,333
$7,694
2.9%
1.7%
1.5%
0.7%
0.6%
2003
2004
2005
2006
Q1-07
Net Nonperforming Assets
Net Nonperform. Assets to Total Assets %



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
$10,308
$10,501
$13,169
$11,436
$11,900
40.1%
62.9%
84.2%
121.1%
236.3%
2003
2004
2005
2006
Q1-07
Allowance for Loan Losses
Allowance to Nonperforming Loans %


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$10,308
$10,501
$13,169
$11,436
$11,900
1.9%
1.8%
1.7%
1.3%
1.2%
2003
2004
2005
2006
Q1-07
Allowance For Loan Losses
Allowance to Total Loans %



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
Q1-07
MCBI
UCBH
CATY
EWBC



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
Q1-07
MCBI
UCBH
CATY
EWBC



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
1998
1999
2000
2001
2002
2003
2004
2005
2006
Q1-07
MCBI
UCBH
CATY
EWBC


100%
80%
60%
40%
20%
0%
17.50%
36.20%
46.30%
31.20%
48.10%
20.80%
41.30%
36.50%
22.20%
26.10%
54.90%
19.00%
MCBI
UCBH
CATY
EWBC
1998 Base Asset
Organic Growth
Acquired Asset



$1,200
$1,000
$800
$600
$400
$200
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
Q1-07
MCBI
UCBH
CATY
EWBC


120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
MCBI
UCBH
CATY
EWBC


100%
80%
60%
40%
20%
0%
21.64%
78.36%
32.45%
67.55%
38.15%
61.85%
25.96%
74.04%
MCBI
UCBH
CATY
EWBC
Tangible Equity
Intangible Equity



40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
34.99%
29.72%
29.67%
17.15%
18.09%
8.27%
10.33%
-2.89%
MCBI
UCBH
CATY
EWBC
8 yr CAGR (1998-2006)
3 yr CAGR (2003-2006)


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